UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

VIRCO MFG. CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-8777	95-1613718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way, Torrance, California 90501

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of June 19, 2012, the Board of Directors (the “Board”) of Virco Mfg. Corporation (the “Company”) adopted an amendment to Article II, Section 2.01 of the Company’s Amended and Restated Bylaws, as amended, to decrease the number of directors from ten (10) to nine (9). A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 19, 2012. There were 14,377,393 shares of common stock entitled to be voted, and 12,031,737 shares present in person or by proxy, at the Annual Meeting. Two items of business were acted upon by the Company’s stockholders at the Annual Meeting.

1. Election of Directors.

Stockholders elected all three of the Company’s nominees for director for terms expiring on the date of the 2015 Annual Meeting of Stockholders with the number of votes cast for and withheld and broker non-votes with respect to each of these individuals set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert A. Virtue	10,654,345	127,739	1,249,653
Robert K. Montgomery	9,967,270	814,814	1,249,653
William L. Beer	10,634,544	147,540	1,249,653

The Company’s other directors: (i) Douglas A. Virtue, Thomas J. Schulte, and Albert J. Moyer Patrick continue to serve as directors for terms expiring at the Company’s 2013 Annual Meeting of Stockholders; and (ii) Donald S. Friesz, Glen D. Parish, and James R. Wilburn continue to serve as directors for terms expiring at the Company’s 2014 Annual Meeting of Stockholders.

2. Ratification of the Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2012.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2012 with the number of votes cast for and against, abstentions, and broker non-votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,988,979	40,982	1,776	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1             Third Amendment to Virco Mfg. Corporation’s Amended and Restated Bylaws, effective June 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION

Dated: June 20, 2012	By:	/s/ Robert A. Virtue

Robert A. Virtue
Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amendment to the Amended and Restated Bylaws of Virco Mfg. Corporation